                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         InterWest Medical Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (4)  Date Filed:

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
                TO SHAREHOLDERS OF INTERWEST MEDICAL CORPORATION


Dear Shareholders:

     In 1999, the Company's nursing home continued to operate at profitable levels in spite of unfavorable regulatory climate. However, because of increased expenses the net operating income was substantially reduced from 1998 levels. Nevertheless, this was more than offset by the Company's other income, resulting in the most profitable year the Company has experienced. There are a number of unfavorable industry factors that cloud the climate for the nursing home industry, and future operations of the Company. Medicare is pressured to reduce funds paid to nursing homes, yet at the same time the government is pressing for greater staffing levels and additional services. This two-prong attack has caused hundreds of nursing homes to file for bankruptcy and to adversely affect the entire industry.

     Another industry crisis is the amount of patient litigation presently being experienced. This has resulted in an enormous increase in the cost of insurance. The whole area of "patients rights" is a political issue, resulting in costly regulation and litigation.

     In 1999, the Company achieved unusual gains from its investment operations. These results are not likely to be repeated often. Certainly the year 2000 has been a more difficult environment, and results to date bear this out.

     Nevertheless, 1999 was a very satisfactory year and we will strive to continue the Company's profitable operations.

                                            Very truly yours,

                                            INTERWEST MEDICAL CORPORATION



                                            Arch B. Gilbert
                                            President
                                            October 22, 2000

                          INTERWEST MEDICAL CORPORATION
                           3221 HULEN STREET, SUITE C
                          FORT WORTH, TEXAS 76107-6193

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                                   ----------

                            TO BE HELD ON WEDNESDAY,
                                NOVEMBER 22, 2000

                                   ----------

     The Annual Meeting of the Company will be held at 10:00 o'clock a.m., on Wednesday, November 22, 2000, at Suite C, 3221 Hulen Street, Fort Worth, Texas 76107. The meeting will consider the following proposals:

1. to elect a director to serve for the coming year, or until his successor(s) is elected and qualified;

2. to act upon such other matters as may properly come before the annual meeting or any adjournment or postponement.

     Only holders of record of the Company's common stock at the close of business on October 13, 2000 will be entitled to notice of, and will be entitled to vote at, the annual meeting or any adjournment or postponement.

                                   By Order of the Board of Directors
October 27, 2000
Fort Worth, Texas 76107

                                   /s/ ARCH B. GILBERT
                                   ---------------------------------------------
                                   Arch B. Gilbert, Secretary



IT WILL GREATLY ASSIST THE COMPANY IN KEEPING DOWN THE EXPENSES IN CONNECTION WITH THE MEETING IF SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON WILL RETURN THEIR SIGNED PROXIES WHETHER THEY OWN FEW OR MANY SHARES AND WHETHER OR NOT THEY PRESENTLY INTEND TO ATTEND THE MEETING.

                          INTERWEST MEDICAL CORPORATION
                           3221 Hulen Street, Suite C
                              Fort Worth, TX 76107

                                   ----------

                                 PROXY STATEMENT

                                   ----------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 22, 2000


     This Notice of Annual Meeting, Proxy Statement and Proxy (these "Proxy Materials") are being furnished to the shareholders of InterWest Medical Corporation ("Interwest") in connection with a solicitation of proxies by the Company's Board of Directors. This solicitation is being made in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Company's offices, 3221 Hulen Street, Suite C, Fort Worth, Texas 76107 at 10:00 a.m. on November 22, 2000. These Proxy Materials are being mailed on approximately October 27, 2000.

Who is Entitled to Vote: Other Voting Matters

     Shareholders of record as of the close of business on October 13, 2000 of the Company's $0.01 par value per share common stock ("Common Stock") will be entitled to vote at the Annual Meeting. At the close of business on that day, 16,182,111 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share on each matter presented at the Annual Meeting. Shares of Common Stock may be voted in person or by proxy. The presence, either in person or by proxy, of holders of shares representing 10% of the outstanding Common Stock on October 13, 2000 is necessary to constitute a quorum at the Annual Meeting. Shareholders do not have cumulative voting rights with respect to the election of directors.

Availability of Voting by Proxy; Revocability of Proxies

     Shares represented by properly executed proxy (such as the form of proxy included with these Proxy Materials) will be voted in accordance with the instructions on such proxy. If a returned proxy does not specify otherwise, the shares represented thereby will be voted in favor of all proposals set forth herein. Proxies may be revoked at any time prior to their being voted at the Annual Meeting by oral or written notice to Arch B. Gilbert at Interwest Medical Corporation, 3221 Hulen Street, Suite C, Fort Worth, Texas 76017, (817) 731-2743 or by execution and delivery of a subsequent proxy or by attendance and voting in person at the Annual Meeting.

Solicitation of Proxies

     This proxy solicitation is made by the Company, and it will bear the cost associated with this solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. Proxies may be solicitated by telephone or through personal solicitation conducted by regular employees of the Company. Employees and officers will be reimbursed for the actual out-of-pocket expenses incurred in connection with such solicitation. Banks, brokers and other custodians are requested to forward these Proxy Materials to customers where appropriate, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses incurred in sending these Proxy Materials to beneficial owners of the shares.

Votes by Directors, Officers, and Affiliates

     At the record date, directors, officers, and affiliates had the right to vote through Proxy, beneficial ownership or otherwise 6,295,000 shares of Common Stock, or 38.9% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates for the Company intend to vote FOR nominees for director and IN FAVOR of all other proposals described in this Proxy statement. All of these directors, officers, and affiliates of the Company will have an interest in the election of directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth to the best knowledge of the Company information as to the ownership of the Company's Common Stock held by (i) each person or entity who owns of record or who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) directors and nominees, and (iii) all directors and officers as a group as of October 13, 2000. Except as otherwise indicated, ownership of shares by the persons named below include sole voting and investment power held by such person.

Name and Address              Amount and Nature (1)              Percent of
Of Beneficial Owner           of Beneficial Ownership            Class (1)
-------------------           -----------------------            ----------
Arch B. Gilbert               6,295,000                          38.9%
3221 Hulen St., Suite C
Fort Worth, Texas  76107

All Officers and Directors    6,295,000                          38.9%
as a Group (1 person)

     (1) This does not include 1,500,000 options owned by Mr. Gilbert. Includes 6,000 shares owned by Mr. Gilbert's wife. Does not include 100,000 shares owned by Arch B. Gilbert, A Professional Corporation, which beneficial ownership Mr. Gilbert disclaims. Does not include 252,000 shares owned by Shannon Moten, Mr. Gilbert's adult daughter and 252,000 shares owned by Devon Vrana, Mr. Gilbert's adult daughter, which beneficial ownership Mr. Gilbert disclaims.

Director Election Proposal

     The Company's by-laws provide that the Board of Directors will consist of one and no more than 12 members. The Board of Directors of the Company presently consists of one member. Directors of the Company generally serve for a term of one year (until the next Annual Meeting of Shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. The person nominated to hold office provided below is currently a member of the Board of Directors. Unless an authority to vote in the election of directors is withheld, it is the intention of the person named in the Proxy to nominate and vote for the one person named in the table below, who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, the nominee should be unavailable for election, the Proxies will be voted for such substitute as shall be designated by the Company's Board of Directors. In completing the enclosed Proxy card, if a Shareholder decides to withhold authority to vote for the director nominee, such Shareholder should mark the WITHHOLD AUTHORITY box and line through such nominee's name and Proposal one of the Proxy card. Directors are elected by the plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

     Nominee for election at the meeting:

NAME              AGE     PRESENT POSITION WITH THE COMPANY
----              ---     ---------------------------------
Arch B. Gilbert   66      Director, Chairman, Secretary and Treasurer

     Mr. Gilbert has been Chairman, Director and President of the Company since it was organized in 1983. He has been a practicing attorney with the firm of Arch B. Gilbert, P.C. since 1979.

Board of Directors, Committees and Meetings

     The Board of Directors did not hold any meetings in fiscal year 1999. All of the action taken by the directors was taken by written consent. The Company has not established an audit, nominating or compensation committee, or other committees performing similar functions. The Company does not reimburse directors for attending meetings, but Directors are reimbursed for any reasonable expenses incurred by each director attending a meeting by the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Act requires directors and officers of the Company and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of ownership and reports of changes of Common Stock. Directors, officers and more than 10% stockholders are required by SEC regulations to furnish the Company with copies of all 16(a) forms they file. To the Company's knowledge all Section 16(a) filing requirements applicable to its directors, officers and more than 10% beneficial owners were met.

Executive Compensation

     The following table sets forth the cash compensation received by the Company's Chief Executive Officer during the fiscal years ended December 31, 1999, 1998, 1997 as well as aggregate options grated for each fiscal year.

                           Summary Compensation Table
                               Annual Compensation

Name &                                                                          Securities
Principal Position         Years            Salary (1)        Bonus             Underlying Options
------------------         -----            ----------        -----             ------------------
Arch B. Gilbert,           1999,            $46,667           None              1,500,000
Chairman, President,       1998,            $80,000           None                 -0-
Secretary, Treasurer       1997             $80,000           None                 -0-

     (1) This does not include legal fees paid to law firm of the President or reimbursement to it of expenses. Likewise it does not include consulting fees of $36,000 annually paid to the wife of the Company's President.

Option Grants in Last Fiscal Year

     In 1999, the Company granted its President options to purchase 1,500,000 shares of the Company's Common Stock at an exercise price of $0.15 per share.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a Stockholder intends to present for consideration in action at the next Annual Meeting of Stockholders must be received in writing by the Company no later than April 1, 2001 and must conform to applicable Securities and Exchange Commission rules and regulations.

Independent Public Accountant for 1999

     The Board of Directors has appointed Weaver and Tidwell, independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ending December 31, 1999. The firm has served as the Company's independent accountants since the Company was organized. It is not expected that a representative of such firm will be in attendance at the Company's Annual Meeting of Shareholders.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to the Board's attention before the meeting, it is the intention of the person named in the Proxy to vote such Proxy in accordance with his judgment on such matters.

                                        By Order of the Board of Directors
                                        Interwest Medical Corporation



                                     By /s/ ARCH B. GILBERT
                                        ----------------------------------------
                                        Arch B. Gilbert, Secretary

                          INTERWEST MEDICAL CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, a stockholder of InterWest Medical Corporation, an Oklahoma corporation (the "Company"), hereby appoints Arch B. Gilbert, as proxy, agent and attorney for the undersigned, with full power of substitution, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote at the annual Meeting of Stockholders of the Company to be held at 10:00 o'clock A.M. (Fort Worth, Texas time) on Wednesday, November 22, 2000, at 3221 Hulen Street, Suite C, Fort Worth, Texas 76107-6193.

(1)      Election of Directors                    WITHHOLD AUTHORITY
         FOR all nominees listed                  to vote for all nominees
         below (except as marked to               listed below
         the contrary below)

               [                                       ]

         (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Arch B. Gilbert






         (2) In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         The Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

                                   Date:                                   ,2000
                                        -----------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                                    IMPORTANT

         Please sign this Proxy exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please so indicate. Each joint owner is requested to sign. Any stockholder present at the meeting may, nevertheless, vote personally on all matters with respect to which he is entitle to vote.